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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 12, 2001
                                ----------------

                                 PROXYMED, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


             Florida                   0-22052                  65-0202059
             -------                   -------                  ----------
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)


  2555 Davie Road, Suite 110, Ft. Lauderdale, Florida           33317-7424
  ---------------------------------------------------           ----------
       (Address of principal executive offices)                 (Zip Code)


     Registrant's telephone number, including area code (954) 473-1001
                                                        --------------

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Item 5. Other Events.

     On October 12, 2001, the Company held a teleconference call to report its financial and operating results for the quarter ended September 30, 2001. A transcript of the call, excluding questions from participants and answers from management, is attached. Additionally, the Company's press release dated October 11, 2001 reporting financial results for the three and nine months ended September 30, 2001 is also attached.

Item 7. Financial Statements and Exhibits.

     (c)  The following exhibits are included herein:

               Exhibit 99.1 - Transcript of third quarter 2001 financial results teleconference call held on October 12, 2001.

               Exhibit 99.2 Press Release dated October 11, 2001 reporting financial results for the three and nine months ended September 30, 2001.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ProxyMed, Inc.

Date:  October 25, 2001                 /s/ Judson E. Schmid
       ----------------                 --------------------
                                        Judson E. Schmid, Executive Vice
                                          President and Chief Financial Officer

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                               INDEX TO EXHIBITS

EXHIBIT NUMBER                              DESCRIPTION
--------------                              -----------
     99.1 Transcript of third quarter 2001 financial results teleconference call held on October 12, 2001.

     99.2 Press Release dated October 11, 2001 reporting financial results for the three and nine months ended September 30, 2001.